Madison Funds
Supplement dated August 30, 2019
This Supplement amends the Prospectus for the Madison Funds, and the Summary Prospectus for the
Madison Small Cap Fund dated February 28, 2019, as amended.

As of the close of business on August 22, 2019, Class B shares of the Madison Small Cap Fund were liquidated and converted to Class A shares of the fund. As of the close of business on August 30, 2019, Madison Asset Management, LLC (“Madison”) assumed the assets of the Broadview Opportunity Fund (the “Broadview Fund”) by reorganizing it with and into the Madison Small Cap Fund (the “Reorganization”). Subsequently, the changes that follow are effective August 31, 2019.
Madison Small Cap Fund
Share Class/Ticker. The ticker symbols for Class A, Class B and Class Y are deleted and replaced as follows: Class A - MASMX, Class Y - BVAOX.
Fees and Expenses. The fee table and expense example chart on page 63 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced in its entirety as follows:

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses you pay each year as a percentage of the value of your investment)	Class A	Class Y
Management Fees	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None
Other Expenses[1]	0.25%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses (before Fee Waiver)	1.52%	1.27%
Less: Fee Waiver[2]	-0.04%	-0.04%
Total Annual Fund Operating Expenses (after Fee Waiver)	1.48%	1.23%[3]
1Under a separate Services Agreement, the investment advisor to the fund, Madison Asset Management, LLC “(Madison”), provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and certain other expenses).
2 Madison has contractually agreed to reduce the Services Agreement fees for the fund from 0.25% to 0.21% until at least August 31, 2021.
3 Total annual fund operating expenses do not match the financial statements because the financial statements due not include acquired fund fees and expenses.
Example:

	Redemption		No Redemption
	A	Y	A	Y
1 Year	$ 717	$ 125	$ 717	$ 125
3 Years	1,020	394	1,020	394
5 Years	1,349	689	1,349	689
10 Years	2,277	1,527	2,277	1,527
Portfolio Turnover. The last sentence in the paragraph under the heading Portfolio Turnover is deleted and replaced in its entirety as follows: During the most recent fiscal year, the fund's portfolio turnover was 49% of the average value of its portfolio.
Principal Investment Strategies. The first two paragraphs under the heading “Principal Investment Strategies,” on page 63 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced in their entirety as follows:
The fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, “small cap” is defined as those companies with market capitalizations of between $100 million and $15 billion. Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in small cap securities.
Madison focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.
Madison may generally sell a security when they believe: (i) the security has achieved its value potential; (ii) such sale is necessary for portfolio diversification, (iii) changing fundamentals signal a deteriorating value potential; or (iv) other securities have a better value potential.

The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks. Under the heading “Principal Risks,” on page 64 of the Prospectus and page 2 of the Summary Prospectus, the paragraphs on risks titled “ETF Risks” and “Foreign Security and Emerging Market Risk” are deleted in their entirety, and the risk titled “Value Investing Risk” is deleted and replaced in its entirety as follows:
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Performance. The performance and financial history of Class Y shares of the fund will be based on the history of the Broadview Fund (the “Predecessor Fund”), which reorganized with and into the Class Y shares of the fund and was the accounting survivor of the reorganization. What this means is that the historic performance of the Class A shares can no longer be shown in this Prospectus because, for accounting purposes, these shares are deemed to be new, with a new history beginning on the date after the reorganization was effected. In addition, due to the conversion of Class B shares into Class A shares of the fund on August 22, 2019, the Class B share is deleted in its entirety.
The following replaces in its entirety the corresponding information found under the heading “Performance” on page 65 of the Prospectus and page 3 of the Summary Prospectus:
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Performance results prior to August 30, 2019 for the Class Y shares are based on the performance of the Broadview Opportunity Fund (the “Predecessor Fund”) which was reorganized into the Class Y shares of the fund on August 30, 2019. Performance for Class A shares is deemed to be new effective August 31, 2019 as a result of the reorganization.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2009	25.25%
Lowest:	3Q 2011	-22.23%

*The performance shown in the bar chart and the performance table for periods prior to November 29, 2013 represents the performance of the FMI Focus Fund (the ‘FMI Fund’) which merged with and into the Broadview Opportunity Fund on November 29, 2013. Prior to
November 29, 2013, the Adviser of the Broadview Opportunity Fund served as sub-adviser to the FMI Fund. The FMI Fund had the same investment objective and substantially similar investment strategies as the Broadview Opportunity Fund.
Average Annual Total Returns
For Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	-12.09%	1.41%	11.83%
Return After Taxes on Distributions	-15.95%	-1.11%	9.99%
Return After Taxes on Distributions and Sale of Fund Shares	-3.86%	1.20%	9.85%
Class A Shares – Return before Taxes	*	*	*
Russell 2000® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-11.01%	4.41%	11.97%
Russell 2500™ Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-10.00%	5.15%	13.15%
Russell 2000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-12.86%	3.61%	10.40%
*As of August 31, 2019, the Class A share class is new, therefore, performance information is not available. Class A share returns if available would be lower than Class Y shares, as Class A shares have a higher annual expense ratio and sales charges applicable to Class A shares would be deducted.

The primary benchmark for the fund is the Russell 2000® Index. Effective August 31, 2019 the secondary benchmark for the fund is changed from the Russell 2000® Value Index to the Russell 2500™ Index to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class A shares will vary.
Portfolio Management. All references to Wellington Management Company LLP are deleted. The paragraph under the heading “Portfolio Management,” on page 88 of the Prospectus and page 3 of the Summary Prospectus is deleted and replaced in its entirety as follows:
Small Cap Fund. The investment adviser to the fund is Madison Asset Management, LLC. Richard E. Lane, CFA (Vice President, Portfolio Manager), Aaron J. Garcia, CFA (Vice President, Portfolio Manager), and Faraz Farzam, CFA (Vice President, Portfolio Manager) have co-manage the fund since August 2019. Mr. Lane served as co-manager of the Predecessor Fund with Mr. Garcia and Mr. Farzam since January 2010 and Mr. Lane served as manager of the Predecessor Fund from October 1997 until December 2009.

Purchase and Sale of Fund Shares. Under the heading “Purchase and Sale of Fund Shares,” on page 74 of the Prospectus and page 4 of the Summary Prospectus the following bullet point is added under the provision of who may purchase Class Y shares with a minimum initial investment amount of $1,000 for non-retirement accounts and $500 for retirements accounts, with a minimum subsequent investment of $50:

•	Any investor, including their immediate family members, who owned the Broadview Opportunity Fund as of August 30, 2019.
Financial Highlights. Because the performance and financial history of the fund will be based on the accounting history of the Broadview Fund, the financial highlights for the Madison Small Cap Fund, on page 98 of the Prospectus need to be updated as noted as follows: the Class A share is deleted, as for accounting purposes, the share class is new. Class Y share is deleted and replaced in its entirety with the most recent audited financial highlights of the Broadview Fund as of September 30, 2018. In addition, due to the conversion of Class B shares into Class A shares of the fund on August 22, 2019, the Class B share is deleted in its entirety.

	SMALL CAP FUND
	CLASS Y*
	For the Year Ended September 30
	2018	2017	2016	2015	2014[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$ 37.10	$ 34.80	$ 33.85	$ 38.48	$ 40.85
INCOME(LOSS) FROM OPERATIONS:
Net investment loss	(0.21)[2]	(0.23)[2]	(0.14)[2]	(0.19)	(0.21)
Net realized and unrealized gain/(loss) on investments	5.46	4.20	3.96	(0.33)	2.18
Total from investment operations	5.25	3.97	3.82	(0.52)	1.97
LESS DISTRIBUTIONS:
From net realized gains on investments	(3.94)	(1.67)	(2.87)	(4.11)	(4.34)
Total distributions	(3.94)	(1.67)	(2.87)	(4.11)	(4.34)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.31	2.30	0.95	(4.63)	(2.37)
NET ASSET VALUE, END OF PERIOD	$ 38.41	$ 37.10	$ 34.80	$ 33.85	$ 38.48
TOTAL RETURN	15.29%	11.58%	12.17%	(2.40%)	4.86%
SUPPLEMENTAL DATA: Net assets, end of period (000's)	$543,961	$611,730	$653,838	$742,230	$904,151
RATIOS TO AVERAGE NET ASSETS: Operating expenses	1.21%	1.23%	1.25%	1.23%	1.25%
Net investment loss	(0.57%)	(0.64%)	(0.42%)	(0.48%)	(0.50%)
PORTFOLIO TURNOVER RATE	49%	53%	40%	41%	56%
*The Financial Highlights presented herein reflect the historical operating results of the Broadview Opportunity Fund (the “Predecessor Fund”) which was the accounting survivor of a tax-free reorganization of the Broadview Opportunity Fund and Madison Small Cap Fund effective August 30, 2019. The net asset values and other per share information of the Predecessor Fund have not been restated by the reorganization conversion ratio to reflect those of the legal survivor of the reorganization, the Madison Small Cap Fund Class Y. The Financial Highlights above will be restated to reflect those of the legal survivor in future filings.
1 On November 25, 2013, shareholders of the FMI Focus Fund (the "FMI Fund"), approved a tax-free reorganization under which all assets and liabilities of the
FMI Fund were transferred to the Broadview Opportunity Fund at the close of business on November 29, 2013.
2 Per share amounts are based upon average shares outstanding.

Please keep this Supplement with your records.

Madison Funds
Supplement dated August 30, 2019
This Supplement amends the Statement of Additional Information for the Madison Funds dated February 28, 2019, as amended.

Madison Small Cap Fund
As of the close of business on August 30, 2019, Madison Asset Management, LLC (“Madison”) assumed the assets of the Broadview Opportunity Fund (the “Broadview Fund”) by reorganizing it with and into the Madison Small Cap Fund (the “Reorganization”). Subsequently, the changes that follow are effective August 31, 2019.
All references in the Statement of Additional Information to “Wellington Management Company LLP (Small Cap Fund)" are hereby deleted.
Portfolio Managers. Under the heading “Other Accounts Managed,” on page 36, and the heading “Fund Ownership” on page 39, the following information is added:
Other Accounts Managed (as of August 31, 2019):
Richard E. Lane, Aaron J. Garcia and Faraz Farzam - Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Fund Ownership (as of August 31, 2019):

Portfolio Manager	Fund	Dollar Range of Shares in the Fund
Richard E. Lane	Small Cap	Over $1,000,000
Aaron J. Garcia	Small Cap	$500,001 - $1,000,000
Faraz Farzam	Small Cap	$100,001 - $500,000

Please keep this Supplement with your records.